Exhibit 99.1

Fortune Brands Completes Separation of MasterBrand

Company announces effectiveness of Fortune Brands Innovations, Inc. name and FBIN stock ticker

DEERFIELD, Ill – December 15, 2022 – Fortune Brands Innovations, Inc. (NYSE: FBIN or “Fortune Brands” or the “Company”), an industry-leading home, security and commercial building products company, announced it successfully completed the previously announced spin-off of its Cabinets business, MasterBrand, Inc. (“MasterBrand”), creating two independent, publicly traded companies. In addition, the Company’s previously announced name change to Fortune Brands Innovations, Inc. and stock ticker change to FBIN became effective.

“Since we announced the intent to separate, our teams have been hard at work ensuring that both Fortune Brands and MasterBrand are prepared for future success and growth opportunities. I am proud today to say that we have successfully met that goal,” said Fortune Brands Chief Executive Officer Nicholas Fink. “I’m so impressed with what our teams have accomplished and excited for the future of both these companies, as this separation represents a catalyst to pursue our unique paths for growth and create increased value for consumers, customers and shareholders.”

The separation was completed through the distribution of all outstanding shares of MasterBrand common stock to Fortune Brands common stockholders of record as of 5:00 p.m., Central Time, on Friday, December 2, 2022 (the “Record Date”). The distribution of MasterBrand shares was completed at 5:00 p.m., Central Time, on Wednesday, December 14, 2022, with Fortune Brands common stockholders receiving one share of MasterBrand common stock for every share of Fortune Brands’ common stock held on the Record Date.

Beginning on December 15, the Company’s name is Fortune Brands Innovations, Inc., and shares of the Company will trade on the New York Stock Exchange under the symbol “FBIN” and MasterBrand will begin “regular way” trading under the symbol “MBC”.

Leading up to the separation, the Company has outlined its go-forward path and strategy as Fortune Brands Innovations. Underpinned by leading brands, Fortune Brands operates in the three high-growth categories of water, outdoors and security, powered by secular tailwinds including water management, connected products, outdoor living, material conversion, sustainability, safety and wellness.

About Fortune Brands Innovations

Fortune Brands Innovations, Inc. (NYSE: FBIN), headquartered in Deerfield, Ill., is a brand, innovation and channel leader focused on exciting, supercharged categories in the home products, security and commercial building markets. The Company’s growing portfolio of brands includes Moen, House of Rohl, Aqualisa, Therma-Tru, Larson, Fiberon, Master Lock and SentrySafe and it is made up of more than 12,000 associates. To learn more about FBIN, its brands and environmental, social and governance (ESG) commitments, visit www.FBIN.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” made within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations, including, but not limited to: general business strategies, market potential, anticipated future financial performance, the potential of our brands, the housing market and other matters. Statements preceded by, followed by or that otherwise include the words “believes”, “positioned”, “expects”, “estimates”, “plans”, “look to”, “outlook”, “intend”, and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements, including, but not limited to: the expected benefits and costs of the spin-off transaction; the tax-free nature of the spin-off; general business and economic conditions; our reliance on the North American repair and remodel and new home construction activity levels; our reliance on key customers and suppliers; our ability to maintain our strong brands and to develop innovative products while maintaining our competitive positions; our ability to improve organizational productivity and global supply chain efficiency; our ability to obtain raw materials and finished goods in a timely and cost-effective manner; the impact of sustained inflation, including global commodity and energy availability and price volatility; the impact of trade-related tariffs and risks with uncertain trade environments or changes in government and industry regulatory standards; our ability to attract and retain qualified personnel and other labor constraints; the uncertainties relating to the impact of COVID-19 on the Company’s business and results; our ability to achieve the anticipated benefits of our strategic initiatives; our ability to successfully execute our acquisition strategy and integrate businesses that we have and may acquire; and the other factors discussed in our securities filings, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

Source: Fortune Brands Innovations, Inc.

INVESTOR CONTACT:

Investor.Questions@fbhs.com

MEDIA CONTACT:

Media.Relations@fbhs.com

2